Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS
No stock options were granted in 2024. With respect to the grant of RSUs and PSUs, the Compensation and Succession Committee approves all annual equity awards to NEOs at a meeting during the first quarter of each fiscal year, and awards are granted promptly thereafter. In addition to annual awards, NEOs may receive awards when they join the Company or change their job status, including promotions. The Compensation and Succession Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

MNPI Disclosure Timed for Compensation Value	false